UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07245
Morgan Stanley Balanced Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: January 31, 2009
Date of reporting period: January 31, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Balanced Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended January 31, 2009

Total Return for the 12 Months ended January 31, 2009

Lipper
Mixed-Asset
					Barclays	Target
				Russell	Capital U.S.	Allocation
				1000®	Government/	Growth
				Value	Credit	Funds
Class A	Class B	Class C	Class I+	Index[1]	Index[2]	Index[3]
–28.15%	–28.71%	–28.70%	–28.06%	–41.78%	2.13%	–29.89%

+ Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In 2008, U.S. financial markets endured one of the worst years in history. With credit markets nearly frozen, major banks collapsing, and a lackluster policy response to the accelerating financial crisis, investors suffered a severe loss of confidence. No segment of the stock or bond markets was spared from high volatility and falling prices as investors fled to the relative safety of U.S. Treasury securities and cash. Economic woes further dampened investor sentiment. The official declaration that the U.S. economy had been in recession since December 2007 was hardly surprising to investors and consumers alike, as consumers have been pulling back spending for more than a year in response to falling real estate values, rising unemployment and lack of access to credit. In early 2009, difficult conditions remained. Investors anxiously awaited the Obama administration’s economic recovery plan, while economic data continued to look dire. Although some indicators showed small improvements in credit conditions by the end of the period, consumer spending was still dampened and corporations continued to struggle with financing. Industrial production, housing and employment weakened further.

Against this backdrop, all sectors of the stock market posted substantial declines for the 12-month period. Large-capitalization value stocks (in which the Fund primarily invests) lost considerable value, but growth stocks and all other market capitalization ranges showed similarly negative returns.

The bond market performed better than the stock market for the period. Treasuries outperformed all segments of the bond market, owing to the flight to quality during the year, while investment-grade corporate bonds finished the year in negative territory. The high-yield segment was among the weakest groups; however, by design, the Fund does not invest in high-yield securities.

Performance Analysis

All share classes of Morgan Stanley Balanced Fund outperformed the Russell 1000® Value Index (“the Russell Index”) and the Lipper Mixed-Asset Target Allocation Growth Funds Index, and underperformed the Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index (“the Barclays Index”)

for the 12 months ended January 31, 2009, assuming no deduction of applicable sales charges.

All sectors in the Russell Index had negative absolute returns for the period. Although the same was true for the Fund, on a relative basis the Fund lost less value than the Index. Stock selection in the financial services sector was a positive contributor to relative performance. Within the sector, notable performers included diversified financial services, where the Fund held a stock that was more resilient than many of its peers because of its lower subprime mortgage exposure. An underweight in regional banks and selection in property and casualty insurance stocks were also beneficial. Both stock selection and the resulting overweight in the health care sector were additive to relative results. In particular, relative performance was bolstered by a drug company whose stock rallied in January 2009 on a merger announcement. Stock selection in the materials sector helped the Fund sidestep some of the sector’s volatility. Additionally, the Fund avoided exposure to heavily commodity-oriented companies and other companies with strong exposure to the global economic cycle that declined strongly when commodity prices began to fall and global recession fears intensified.

In contrast, the Fund’s underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Russell Index. Stock selection and an overweight in the consumer discretionary sector were areas of relative weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

In the fixed income portfolio, the primary detractor to relative performance was an allocation to non-agency mortgage securities, which are not represented in the Barclays Index. Forced selling, coupled with rising mortgage delinquencies and falling home prices, pressured this segment of the market, causing valuations to decline. By period end, the Fund’s exposure to non-agency mortgages was eliminated.

The Fund’s yield curve positioning also detracted from relative performance. Our yield curve strategy involved the use of Treasury futures and zero-coupon swap contracts. In the fourth quarter of 2008, the performance of the swap contracts waned, hindering the performance of the overall position.

The Fund maintained an underweight corporate credit position for most of the reporting period, which boosted performance as credit spreads widened significantly, causing prices to decline. Additionally, an underweight to commercial mortgage-backed securities (CMBS) was extremely helpful as CMBS spreads rose by a staggering amount in the fourth quarter. An underweight allocation to agency debentures further enhanced performance as spreads in the sector continued to widen.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 01/31/09
U.S. Treasury Securities	16.9%
Fed. Natl. Mtge. Assoc.	3.9
JPMorgan Chase & Co.	3.5
Time Warner, Inc.	2.2
Marsh & McLennan Cos., Inc.	2.2
Unilever N.V. (NY Registered Shares) (Netherlands)	2.0
American Electric Power Co., Inc.	1.9
Schering-Plough Corp.	1.9
Verizon Communications, Inc.	1.8
Cadbury PLC (ADR) (United Kingdom)	1.7

PORTFOLIO COMPOSITION ++ as of 01/31/09
Common Stocks	59.5%
U.S. Government Agencies & Obligations	15.7
Corporate Bonds	12.3
Short-Term Investments	10.8
Convertible Preferred Stocks	0.7
Collateralized Mortgage Obligations	0.6
Foreign Government Obligation	0.2
Asset-Backed Securities	0.2

++ Does not include open long futures contracts with an underlying face amount of $5,313,063 with total unrealized depreciation of $49,585. Also does not include open swap contracts with net unrealized depreciation of $21,591 and options written with an value of $14,381.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 60 percent of its assets in common stocks and securities convertible into common stocks and at least 25 percent of its assets in fixed-income securities. Within these limitations, the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class C

Over 10 Years

Average Annual Total Returns — Period Ended January 31, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 07/28/97)		(since 03/28/95)		(since 07/28/97)
Symbol	BGRAX		BGRBX		BGRCX		BGRDX
1 Year	(28.15)%[4]		(28.71)%[4]		(28.70)%[4]		(28.06)%[4]
	(31.92	) [5]	(32.14	) [5]	(29.39	) [5]	—

5 Years	(1.10	) [4]	(1.84	) [4]	(1.84	) [4]	(0.88	) [4]
	(2.16	) [5]	(2.16	) [5]	(1.84	) [5]	—

10 Years	0.83	[4]	0.22	[4]	0.07	[4]	1.06	[4]
	0.29	[5]	0.22	[5]	0.07	[5]	—

Since Inception	2.52	[4]	1.98	[4]	4.91	[4]	2.75	[4]
	2.04	[5]	1.98	[5]	4.91	[5]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I (formerly Class D) has no sales charge.

(1)	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Mixed-Asset Target Allocation Growth Funds classification as of the date of this report.

(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

‡	Ending value assuming a complete redemption on January 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/08 – 01/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			08/01/08 –
	08/01/08	01/31/09	01/31/09
Class A
Actual (−22.52% return)	$1,000.00	$774.80	$5.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.94
Class B
Actual (−22.82% return)	$1,000.00	$771.80	$8.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.48	$9.73
Class C
Actual (−22.87% return)	$1,000.00	$771.30	$8.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.48	$9.73
Class I@@
Actual (−22.52% return)	$1,000.00	$774.80	$4.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.51	$4.67

@	Expenses are equal to the Fund’s annualized expense ratios of 1.17%, 1.92%, 1.92% and 0.92% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009

NUMBER OF
SHARES		VALUE
	Common Stocks (62.7%)
	Aerospace & Defense (1.3%)
44,010	Raytheon Co.	$2,227,786

	Airlines (0.3%)
43,300	Continental Airlines, Inc. (Class B) (b)	583,251

	Auto Parts: O.E.M. (0.2%)
19,600	Autoliv, Inc.	360,444

	Beverages: Non-Alcoholic (0.7%)
29,320	Coca-Cola Co. (The)	1,252,550

	Cable/Satellite TV (1.2%)
146,953	Comcast Corp. (Class A)	2,152,861

	Casino/Gaming (0.0%)
4,685	Fitzgeralds Gaming Corp. (f)	0

	Chemicals: Major Diversified (1.3%)
43,850	Bayer AG (ADR) (Germany)	2,337,205

	Computer Communications (0.9%)
103,180	Cisco Systems, Inc. (b)	1,544,605

	Computer Peripherals (0.2%)
29,560	EMC Corp. (b)	326,342

	Computer Processing Hardware (1.1%)
55,322	Hewlett-Packard Co.	1,922,440

	Department Stores (0.4%)
78,000	Macy’s, Inc	698,100

	Discount Stores (1.3%)
46,490	Wal-Mart Stores, Inc.	2,190,609

	Electric Utilities (3.9%)
108,980	American Electric Power Co., Inc.	3,416,523
17,658	Entergy Corp.	1,348,365
44,090	FirstEnergy Corp.	2,204,059

		6,968,947

	Electronic Equipment/Instruments (0.3%)
28,400	Agilent Technologies, Inc. (b)	513,472

	Electronic Production Equipment (0.6%)
47,400	ASML Holding N.V. (NY Registered Shares) (Netherlands)	783,996
13,700	Lam Research Corp. (b)	276,877

		1,060,873

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

NUMBER OF
SHARES		VALUE
	Electronics/Appliances (0.7%)
66,180	Sony Corp. (ADR) (Japan)	$1,271,980

	Financial Conglomerates (3.5%)
227,488	JPMorgan Chase & Co.	5,803,219
90,825	Mizuho Financial Group, Inc. (ADR) (Japan)	448,676

		6,251,895

	Food: Major Diversified (2.4%)
24,987	Kraft Foods Inc. (Class A)	700,885
157,610	Unilever N.V. (NY Registered Shares) (Netherlands)	3,462,692

		4,163,577

	Food: Specialty/Candy (1.7%)
92,269	Cadbury PLC (ADR) (United Kingdom)	2,980,289

	Home Improvement Chains (1.3%)
107,800	Home Depot, Inc. (The)	2,320,934

	Household/Personal Care (1.4%)
43,070	Estee Lauder Cos. Inc. (The) (Class A)	1,130,588
23,400	Procter & Gamble Co. (The)	1,275,300

		2,405,888

	Industrial Conglomerates (2.5%)
142,310	General Electric Co.	1,726,220
49,500	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	802,395
20,050	Siemens AG (ADR) (Germany)	1,124,003
35,127	Tyco International Ltd. (Bermuda)	738,370

		4,390,988

	Insurance Brokers/Services (2.2%)
198,710	Marsh & McLennan Cos., Inc.	3,841,064

	Integrated Oil (4.7%)
30,200	BP PLC (ADR) (United Kingdom)	1,282,594
15,866	ConocoPhillips	754,111
36,140	Exxon Mobil Corp.	2,763,987
18,300	Hess Corp.	1,017,663
48,800	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	2,402,424

		8,220,779

	Investment Banks/Brokers (0.8%)
104,860	Schwab (Charles) Corp. (The)	1,425,047

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

NUMBER OF
SHARES		VALUE
	Investment Trusts/Mutual Funds(1.1%)
168,331	Financial Select Sector SPDR Fund (ETF)	$1,555,378
15,715	SPDR KBW Regional Banking	325,929

		1,881,307

	Major Banks (2.1%)
30,419	Bank of America Corp.	200,157
98,316	KeyCorp	715,740
42,301	Mitsubishi UFJ Financial Group, Inc. (ADR) (Japan)	232,656
48,778	PNC Financial Services Group, Inc.	1,586,261
11,400	Sumitomo Mitsui Financial Group, Inc. (f)	451,601
47,818	SunTrust Banks, Inc.	586,249

		3,772,664

	Major Telecommunications (1.6%)
96,095	Verizon Communications, Inc.	2,870,358

	Media Conglomerates (3.3%)
397,577	Time Warner, Inc.	3,709,393
144,486	Viacom Inc. (Class B) (b)	2,131,169

		5,840,562

	Medical Distributors (0.6%)
26,100	Cardinal Health, Inc.	982,665

	Medical Specialties (1.6%)
133,440	Boston Scientific Corp. (b)	1,183,613
44,107	Covidien Ltd. (Bermuda)	1,691,062

		2,874,675

	Motor Vehicles (0.2%)
35,263	Harley-Davidson, Inc.	429,503

	Oil & Gas Production (2.8%)
38,500	Anadarko Petroleum Corp.	1,414,490
17,270	Devon Energy Corp.	1,063,832
46,260	Occidental Petroleum Corp.	2,523,483

		5,001,805

	Oilfield Services/Equipment (0.7%)
28,920	Schlumberger Ltd. (Netherlands Antilles)	1,180,225

	Other Consumer Services (0.9%)
138,040	eBay Inc. (b)	1,659,241

	Packaged Software (0.2%)
19,661	Symantec Corp. (b)	301,403

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

NUMBER OF
SHARES		VALUE
	Personnel Services (0.4%)
14,700	Manpower, Inc.	$418,362
16,700	Robert Half International, Inc.	283,065

		701,427

	Pharmaceuticals: Major (6.4%)
41,840	Abbott Laboratories	2,319,610
109,410	Bristol-Myers Squibb Co.	2,342,468
26,650	Novartis AG (ADR) (Switzerland)	1,099,579
45,240	Roche Holdings AG (ADR) (Switzerland)	1,587,019
188,610	Schering-Plough Corp.	3,311,992
16,630	Wyeth	714,591

		11,375,259

	Precious Metals (1.5%)
13,500	Freeport-McMoRan Copper & Gold, Inc.	339,390
59,190	Newmont Mining Corp.	2,354,578

		2,693,968

	Property – Casualty Insurers (2.6%)
52,301	Chubb Corp. (The)	2,226,977
62,543	Travelers Cos., Inc. (The)	2,416,662

		4,643,639

	Restaurants (0.4%)
73,455	Starbucks Corp. (b)	693,415

	Semiconductors (0.6%)
84,926	Intel Corp.	1,095,545

	Telecommunication Equipment (0.2%)
190,120	Alcatel-Lucent (ADR) (France) (b)	374,536

	Tobacco (0.6%)
26,820	Philip Morris International	996,361

	Total Common Stocks (Cost $158,935,990)	110,780,484

	Convertible Preferred Stocks (0.7%)
	Financial Conglomerates (0.2%)
30,500	Citigroup Inc. (Series T) $3.25	465,125

	Major Banks (0.5%)
1,650	Bank of America Corp. (Series L) $72.50	832,425

	Total Convertible Preferred Stocks (Cost $3,285,301)	1,297,550

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Corporate Bonds (13.0%)
	Accident & Health Insurance (0.0%)
$90	Traveler Cos., Inc. (The)	5.80%	05/15/18	$88,674

	Aerospace & Defense (0.1%)
168	Systems 2001 Asset Trust – 144A (Cayman Islands) (a)	6.664	09/15/13	149,622

	Agricultural Commodities/Milling (0.1%)
95	Archer-Daniels-Midland Co.	5.45	03/15/18	94,556

	Airlines (0.1%)
279	America West Airlines, LLC (Series 01-1)	7.10	04/02/21	192,451

	Beverages: Alcoholic (0.2%)
130	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	142,716
150	FBG Finance Ltd. – 144A (Australia) (a)	5.125	06/15/15	128,338

				271,054

	Biotechnology (0.2%)
20	Amgen Inc.	5.70	02/01/19	20,826
170	Amgen Inc.	5.85	06/01/17	177,785
135	Biogen Idec Inc.	6.875	03/01/18	139,213

				337,824

	Brewery (0.1%)
120	Anheuser-Busch InBev Worldwide Inc. – 144A (a)	7.20	01/15/14	122,055

	Broadcasting (0.0%)
100	Grupo Televisa S.A. (Mexico)	6.00	05/15/18	86,126

	Cable/Satellite TV (0.2%)
340	Comcast Corp.	5.70	05/15/18	331,161
50	Comcast Corp.	6.50	01/15/17	50,712

				381,873

	Chemicals: Agricultural (0.0%)
45	Monsanto Co.	5.125	04/15/18	45,193

	Chemicals: Major Diversified (0.1%)
95	E.I. du Pont de Nemours & Co.	6.00	07/15/18	97,650

	Computer Processing Hardware (0.1%)
130	Dell Inc.	5.65	04/15/18	125,782
50	Hewlett-Packard Co.	5.50	03/01/18	51,933

				177,715

	Department Stores (0.2%)
330	General Electric Capital Corp.	5.625	05/01/18	304,849

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Discount Stores (0.2%)
$115	Wal-Mart Stores, Inc.	4.125%		02/01/19	$112,326
200	Wal-Mart Stores, Inc.	4.25		04/15/13	212,413
5	Wal-Mart Stores, Inc.	6.20		04/15/38	5,425
5	Wal-Mart Stores, Inc.	6.50		08/15/37	5,672

					335,836

	Diversified Manufacturing (0.2%)
380	Tyco Electronic Group S.A. (Luxembourg)	5.95		01/15/14	340,268

	Drugstore Chains (0.1%)
262	CVS Pass Through – 144A (a)	6.036		12/10/28	200,219
45	Walgreen Co.	4.875		08/01/13	47,388
80	Walgreen Co.	5.25		01/15/19	80,212

					327,819

	Education (0.1%)
130	President & Fellows of Harvard College – 114A (a)	6.00		01/15/19	140,140

	Electric Utilities (1.3%)
55	Alabama Power Co.	5.80		11/15/13	59,298
165	Carolina Power & Light Co.	5.125		09/15/13	172,835
95	CenterPoint Energy Resources, Corp.	6.25		02/01/37	61,064
55	CenterPoint Energy Resources, Corp. (Series B)	7.875		04/01/13	54,681
125	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	129,175
110	Consumers Energy Co. (Series H)	4.80		02/17/09	109,954
95	Detroit Edison Co. (The)	6.125		10/01/10	96,629
215	E.ON International Finance BV – 144A (Netherlands) (a)	5.80		04/30/18	207,985
180	Electricite de France (EDF) – 144A (France) (a)	6.50		01/26/19	187,105
215	Entergy Gulf States, Inc.	2	.603 (e)	12/01/09	207,737
35	Georgia Power Co.	6.00		11/01/13	38,014
120	Ohio Edison Co.	6.40		07/15/16	112,766
215	Ohio Power Co. (Series K)	6.00		06/01/16	207,953
50	PacifiCorp	5.50		01/15/19	51,469
90	PECO Energy Co.	5.35		03/01/18	88,607
95	PPL Energy Supply LLC	6.30		07/15/13	90,281
75	Public Service Co. of Colorado	6.50		08/01/38	80,669
115	Public Service Electric & Gas Co. (Series B)	5.00		01/01/13	114,845
125	Texas Eastern Transmission LP	7.00		07/15/32	104,910
90	Union Electric Co.	6.70		02/01/19	87,024
20	Virginia Electric & Power Co.	8.875		11/15/38	25,884

					2,288,885

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Electrical Products (0.1%)
$115	Cooper US, Inc.	5.25%	11/15/12	$115,423
65	Emerson Electric Co.	4.875	10/15/19	63,469

				178,892

	Electronic Components (0.1%)
190	Koninklijke Philips Electronics N.V. (Netherlands)	5.75	03/11/18	182,589

	Electronic Equipment/Instruments (0.0%)
90	Xerox Corp.	6.35	05/15/18	74,598

	Electronic Production Equipment (0.0%)
80	KLA-Tencor Corp.	6.90	05/01/18	60,922

	Electronics/Appliances (0.1%)
130	LG Electronics Inc. – 144A (South Korea) (a)	5.00	06/17/10	121,305

	Finance (0.0%)
100	Pearson Dollar Finance Two PLC – 144A (United Kingdom) (a)	6.25	05/06/18	85,942

	Finance/Rental/Leasing (0.1%)
200	Nationwide Building Society – 144A (United Kingdom) (a)	4.25	02/01/10	197,690

	Financial Conglomerates (0.6%)
165	American Express Credit Corp.	7.30	08/20/13	168,959
55	Brookfield Asset Management Inc. (Canada)	5.80	04/25/17	28,600
200	Citigroup Inc.	5.875	05/29/37	154,880
155	Citigroup Inc.	6.125	11/21/17	140,426
130	Citigroup Inc.	6.125	05/15/18	118,153
225	JPMorgan Chase & Co.	4.75	05/01/13	223,472
230	JPMorgan Chase & Co.	6.00	01/15/18	231,334
80	Prudential Financial, Inc. (Series MTN)	6.625	12/01/37	59,870

				1,125,694

	Food Retail (0.2%)
45	Delhaize America, Inc.	9.00	04/15/31	51,671
70	Delhaize Group (Belgium)	5.875	02/01/14	70,721
70	Kroger Co. (The)	5.00	04/15/13	70,034
20	Kroger Co. (The)	6.40	08/15/17	20,308
30	McDonald’s Corp. (Series MTN)	5.00	02/01/19	30,915
45	McDonald’s Corp.	5.70	02/01/39	46,616
20	McDonald’s Corp.	6.30	10/15/37	21,970

				312,235

	Food: Major Diversified (0.3%)
145	ConAgra Foods, Inc.	7.00	10/01/28	141,881
25	ConAgra Foods, Inc.	8.25	09/15/30	27,487
100	General Mills, Inc.	5.25	08/15/13	102,485

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$45	General Mills, Inc.	5.65%		02/15/19	$45,986
15	Kraft Foods Inc.	6.125		02/01/18	15,322
185	Kraft Foods Inc.	6.125		08/23/18	189,142
5	Kraft Foods Inc.	6.75		02/19/14	5,423

					527,726

	Foods & Beverages (0.1%)
105	Dr Pepper Snapple Group, Inc. – 144A (a)	6.82		05/01/18	99,516

	Gas Distributors (0.2%)
55	Equitable Resources, Inc.	6.50		04/01/18	49,153
115	NiSource Finance Corp.	2	.723 (e)	11/23/09	108,665
120	NiSource Finance Corp.	6.80		01/15/19	85,980
120	Questar Market Resources, Inc.	6.80		04/01/18	111,027

					354,825

	Home Improvement Chains (0.1%)
155	Home Depot, Inc. (The)	5.40		03/01/16	141,144

	Hotels/Resorts/Cruiselines (0.1%)
140	Starwood Hotels & Resorts Worldwide, Inc.	6.75		05/15/18	93,943

	Household/Personal Care (0.0%)
40	Procter & Gamble Co. (The)	4.60		01/15/14	42,388
20	Procter & Gamble Co. (The)	5.55		03/05/37	19,844

					62,232

	Industrial Conglomerates (0.4%)
745	General Electric Co.	5.25		12/06/17	706,196
100	Honeywell International Inc.	5.30		03/01/18	100,246

					806,442

	Industrial Machinery (0.1%)
105	Parker Hannifin Corp. (Series MTN)	5.50		05/15/18	97,337

	Information Technology Services (0.1%)
200	IBM Corp.	7.625		10/15/18	237,139

	Insurance Brokers/Services (0.1%)
200	Farmers Exchange Capital – 144A (a)	7.05		07/15/28	116,774

	Integrated Oil (0.3%)
230	ConocoPhilips	5.20		05/15/18	227,234
55	ConocoPhilips	5.75		02/01/19	54,629
20	Marathon Oil Corp.	5.90		03/15/18	17,357
160	Marathon Oil Corp.	6.00		10/01/17	142,910
95	Petro-Canada (Canada)	6.05		05/15/18	78,442

					520,572

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	International Banks (0.0%)
$100	UBS AG/Stamford Branch (Series DPNT)	5.875%		12/20/17	$89,537

	Investment Banks/Brokers (0.7%)
190	Bear Stearns Cos. LLC (The)	6.40		10/02/17	191,422
155	Bear Stearns Cos. LLC (The)	7.25		02/01/18	165,264
245	Goldman Sachs Group, Inc.	6.15		04/01/18	224,098
530	Goldman Sachs Group, Inc.	6.75		10/01/37	403,943
210	Merrill Lynch & Co., Inc. (Series MTN)	6.875		04/25/18	202,509
120	NYSE Euronext	4.80		06/28/13	116,810

					1,304,046

	Life/Health Insurance (0.1%)
90	MetLife, Inc. (Series A)	6.817		08/15/18	91,585

	Major Banks (1.3%)
330	Bank of America Corp.	5.65		05/01/18	299,393
305	Bank of America Corp.	5.75		12/01/17	278,705
155	Bank of New York Mellon Corp. (Series MTN)	4.50		04/01/13	154,778
50	Credit Suisse/New York NY (Switzerland)	5.00		05/15/13	48,481
160	Credit Suisse/New York NY (Switzerland)	6.00		02/15/18	146,830
65	Credit Suisse Inc.	5.125		08/15/15	59,850
225	HBOS PLC – 144A (United Kingdom) (a)	6.75		05/21/18	199,091
225	HSBC Finance Corp.	6.75		05/15/11	229,482
175	Popular North America, Inc. (Series MTN)	5.65		04/15/09	173,989
85	Wachovia Corp. (Series MTN)	5.50		05/01/13	87,689
645	Wells Fargo & Co.	5.625		12/11/17	632,931

					2,311,219

	Major Telecommunications (1.0%)
90	AT&T Corp.	8	.00 (e)	11/15/31	107,092
335	AT&T Inc.	6.30		01/15/38	328,305
40	AT&T Inc.	6.55		02/15/39	39,983
80	Deutsche Telekom International Finance Corp. BV (Netherlands)	8	.75 (e)	06/15/30	98,975
145	France Telecom S.A. (France)	8	.50 (e)	03/01/31	185,783
115	SBC Communications, Inc.	6.15		09/15/34	109,959
130	Telecom Italia Capital S.A. (Luxembourg)	4.00		01/15/10	126,333
80	Telecom Italia Capital S.A. (Luxembourg)	4.95		09/30/14	69,436
85	Telecom Italia Capital S.A. (Luxembourg)	6.999		06/04/18	78,840
185	Telefonica Europe BV (Netherlands)	8.25		09/15/30	216,228
195	Verizon Communications Inc.	5.50		02/15/18	190,673
65	Verizon Communications Inc.	8.95		03/01/39	80,302

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$120	Verizon New England Inc.	6.50%	09/15/11	$122,207
95	Verizon Wireless Capital LLC – 144A (a)	5.55	02/01/14	94,389

				1,848,505

	Managed Health Care (0.1%)
125	UnitedHealth Group Inc.	6.00	02/15/18	121,482

	Marine Shipping (0.1%)
130	Union Pacific Corp.	7.875	01/15/19	144,297

	Media Conglomerates (0.4%)
160	Time Warner Cable Inc.	6.75	07/01/18	156,522
80	Time Warner Cable Inc.	8.75	02/14/19	89,237
280	Time Warner, Inc.	5.875	11/15/16	265,017
175	Viacom, Inc.	6.875	04/30/36	129,114
125	Vivendi – 144A (France) (a)	6.625	04/04/18	107,981

				747,871

	Medical Specialties (0.1%)
35	Baxter International Inc.	5.375	06/01/18	36,190
145	Covidien International Finance S.A. (Luxembourg)	6.00	10/15/17	147,747

				183,937

	Miscellaneous (0.1%)
105	TransCanada Pipelines Ltd. (Canada)	6.50	08/15/18	106,718

	Motor Vehicles (0.1%)
175	Daimler Finance North American LLC	8.50	01/18/31	157,712
105	Harley-Davidson Funding Corp. – 144A (a)	6.80	06/15/18	63,269

				220,981

	Multi-Line Insurance (0.3%)
590	AIG SunAmerica Global Financing VI – 144A (a)	6.30	05/10/11	531,118

	Oil & Gas Pipelines (0.2%)
115	Kinder Morgan Energy Partner, L.P.	5.95	02/15/18	110,085
225	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	157,360

				267,445

	Oil & Gas Production (0.1%)
90	Devon Financing Corp. ULC (Canada)	7.875	09/30/31	95,627
150	XTO Energy, Inc.	5.50	06/15/18	137,958

				233,585

	Oil Refining/Marketing (0.1%)
145	Valero Energy Corp.	3.50	04/01/09	144,403

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Oilfield Services/Equipment (0.1%)
$120	Weatherford International Ltd. (Bermuda)	6.00%		03/15/18	$95,969

	Other Metals/Minerals (0.2%)
350	Brascan Corp. (Canada)	7.125		06/15/12	238,000
85	Rio Tinto Finance Ltd. (Australia)	6.50		07/15/18	71,476

					309,476

	Packaged Software (0.1%)
180	Oracle Corp.	5.75		04/15/18	187,617

	Pharmaceuticals: Major (0.4%)
140	AstraZeneca PLC (United Kingdom)	5.90		09/15/17	150,865
5	AstraZeneca PLC (United Kingdom)	6.45		09/15/37	5,531
190	Bristol-Myers Squibb Co.	5.45		05/01/18	197,462
185	GlaxoSmithKline Capital Inc.	5.65		05/15/18	198,585
80	Wyeth	5.45		04/01/17	81,283

					633,726

	Property – Casualty Insurers (0.3%)
100	ACE INA Holding Inc.	5.60		05/15/15	94,728
235	Berkshire Hathaway Finance Corp.	5.40		05/15/18	239,904
35	Chubb Corp. (The)	5.75		05/15/18	34,476
135	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	93,803
130	Xlliac Global Funding – 144A (a)	4.80		08/10/10	115,995

					578,906

	Railroads (0.2%)
120	Burlington Northern Santa Fe Corp.	6.125		03/15/09	120,265
40	Canadian National Railway Co. (Canada)	5.55		05/15/18	37,995
100	Korea Railroad Corp – 144A (South Korea) (a)	5.375		05/15/13	89,091
50	Norfold Southern Corp. – 144A (a)	5.75		01/15/16	49,292

					296,643

	Restaurants (0.1%)
155	Tricon Global Restaurants, Inc.	8.875		04/15/11	163,486

	Savings Banks (0.2%)
135	Household Finance Corp.	6.375		10/15/11	139,000
260	Sovereign Bancorp, Inc.	1	.728 (e)	03/23/10	235,610

					374,610

	Services to the Health Industry (0.0%)
95	Medco Health Solutions, Inc.	7.125		03/15/18	91,969

	Steel (0.1%)
170	ArcelorMittal (Luxembourg)	6.125		06/01/18	133,229

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Tobacco (0.1%)
$95	BAT International Finance PLC – 144A (United Kingdom) (a)	9.50%		11/15/18	$104,392
130	Phillip Morris International Inc.	5.65		05/16/18	130,313

					234,705

	Trucks/Construction/Farm Machinery (0.1%)
55	Caterpillar Financial Services Corp (Series MTN)	4.90		08/15/13	55,042
100	John Deere Capital Corp. (Series MTN)	5.75		09/10/18	98,635

					153,677

	Wireless Telecommunications (0.1%)
140	Vodafone Group PLC (United Kingdom)	5.625		02/27/17	136,505

	Total Corporate Bonds (Cost $24,393,507)				22,917,354

	Foreign Government Obligation (0.2%)
310	Federative Republic of Brazil (Cost $316,203)	6.00		01/17/17	308,450

	U.S. Government Agencies & Obligations (16.0%)
	Federal National Mortgage Assoc.
5,500		2.875		12/11/13	5,600,793
400		6.625		11/15/30	514,393
	Federal Home Loan Mortgage Corp.
691		4.875		06/13/18	752,525
250		5.00		04/18/17	272,318
300		6.75		03/15/31	393,110
	U.S. Treasury Bonds
200		4.50		02/15/36	226,813
1,120		4.50		05/15/38	1,300,951
2,000		6.00		02/15/26	2,554,688
	U.S. Treasury Notes
2,000		1.25		11/30/10	2,015,086
5,000		1.50		10/31/10	5,060,160
9,500		1.75		11/15/11	9,622,483

	Total U.S. Government Agencies & Obligations (Cost $28,549,173)				28,313,320

	Asset-Backed Securities (0.2%)
	Finance/Rental/Leasing
	Capital Auto Receivables Assets Trust
286	2007-SN1 A3B	0	.393 (e)	07/15/10	270,532
	Ford Credit Auto Owner Trust
32	2006-A A3	5.05		03/15/10	32,019

	Total Asset-Backed Securities (Cost $318,189)				302,551

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	U.S. Government Agencies – Mortgage-Backed Securities (0.6%)
$20	Federal Home Loan Mortgage Corp.	7.50%		06/01/11– 08/01/11	$20,795
	Federal National Mortgage Assoc.
262		7.00		07/01/18– 07/01/32	278,126
256		7.50		08/01/23– 06/01/32	273,170
193		8.00		05/01/25– 02/01/32	205,489
6		9.50		12/01/20	6,796
	Government National Mortgage Assoc.
80		7.50		09/15/25– 06/15/27	85,799
74		8.00		04/15/26– 06/15/26	78,516

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $918,788)				948,691

	Collateralized Mortgage Obligations (0.6%)
	U.S. Government Agencies
	Federal Home Loan Mortgage Corp.
506	Whole Loan 2005-S001 2A3	0	.539 (e)	09/25/45	262,176
	Federal National Mortgage Assoc.
2,142	2005-68 XI (IO) (f)	6.00		08/25/35	175,241
735	2006-28 1A1	0	.499 (e)	03/25/36	651,379

	Total U.S. Government Agencies				1,088,796

	Private Issues
	Harborview Mortgage Loan Trust
200	2006-SB1 M1 (f)	0	.714 (e)	12/19/36	800

	Total Collateralized Mortgage Obligations (Cost $1,638,612)				1,089,596

NUMBER OF
CONTRACTS

	Call Options Purchased (0.0%)
103	90 day Euro$ Futures September/2009 @97.75 (Cost $79,863)				49,569

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSAND		RATE		DATE	VALUE
	Short-Term Investments (11.3%)
	U.S. Government Obligations (c)(d) (5.1%)
$9,018	U.S. Treasury Bills (Cost $9,015,040)	0	.04–0.21%	03/19/09– 05/15/09	$9,015,071

NUMBER OF
SHARES (000)

	Investment Company (g)(h) (6.2%)
11,027	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class
	(Cost $11,027,380)				11,027,380

	Total Short-Term Investments (Cost $20,042,420)				20,042,451

	Total Investments (Cost $238,478,046) (i)(j)			105.3%	186,050,016
	Liabilities in Excess of Other Assets			(5.3)	(9,327,946)
	Total Written Options Outstanding (Premium Received $24,224)			0.0	(14,381)

	Net Assets			100.0%	$176,707,689

ADR	American depositary receipt.
ETF	Exchange-trade fund.
IO	Interest only security.
(a)	Resale is restricted to qualified institutional investors.
(b)	Non-income producing security.
(c)	A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $57,063.
(d)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(e)	Floating Rate security, rate shown is the rate in effect at January 31, 2009.
(f)	Securities with a total market value equal to $627,642 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 9.
(g)	See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.
(h)	May include cash designated as collateral in connection with open swap contracts.
(i)	Securities have been designated as collateral in an amount equal to $12,289,458 in connection with securities purchased on a forward commitment basis, open futures, option and swap contracts.
(j)	The aggregate cost for federal income tax purposes is $239,399,056. The aggregate gross unrealized appreciation is $2,874,982 and the aggregate gross unrealized depreciation is $56,224,022 resulting in net unrealized depreciation of $53,349,040.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

Futures Contracts Open at January 31, 2009:

NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	UNREALIZED
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	DEPRECIATION
24	Long	U.S. Treasury Note 5 Year, March 2009	$2,836,125	$(45,804)
8	Long	U.S. Treasury Note 2 Year, March 2009	1,741,000	(1,643)
6	Long	U.S. Treasury Note 10 Year, March 2009	735,938	(2,138)

		Total Unrealized Depreciation		$(49,585)

Options Written at January 31, 2009:

NUMBER OF			STRIKE	EXPIRATION
CONTRACTS	DESCRIPTION		PRICE	DATE	PREMIUM	VALUE
54	Call Options on 90 day Euro$	Futures	$98.25	September 2009	$16,729	$9,787
49	Call Options on 90 day Euro$	Futures	98.50	September 2009	7,495	4,594

			Total		$24,224	$14,381

Credit Default Swap Contracts Open at January 31, 2009:

								CREDIT
		NOTIONAL						RATING OF
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	UNREALIZED	UPFRONT		REFERENCE
REFERENCE OBLIGATION	PROTECTION	(000’S)	RATE	DATE	APPRECIATION	PAYMENTS	VALUE	OBLIGATION††
								(unaudited)
JPMorgan Chase Bank N.A. New York Nordstrom, Inc.	Buy	$135	1.07%	March 20, 2018	$35,361	$—	$35,361	A−
Bank of America, N.A. Sealed Air Corp.	Buy	40	1.12	March 20, 2018	7,672	—	7,672	BB+

Total Credit Default Swaps		$175			$43,033	$—	$43,033

††	Credit ratings as issued by Standard and Poor’s.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2009 continued

Interest Rate Swap Contracts Open at January 31, 2009:

	NOTIONAL		PAYMENTS	PAYMENTS		UNREALIZED
	AMOUNT		RECEIVED	MADE	TERMINATION	APPRECIATION
COUNTERPARTY	(000’S)		BY FUND	BY FUND	DATE	(DEPRECIATION)
Bank of America N.A.***		$1,779	Fixed Rate 5.37%	Floating Rate 0.00#%	February 12, 2018	$133,870
Bank of America N.A.***		1,910	Fixed Rate 5.07	Floating Rate 0.00#	April 14, 2018	116,873
Bank of America N.A.***		1,735	Fixed Rate 4.983	Floating Rate 0.00#	April 15, 2018	99,901
Bank of America N.A.***		9,278	Fixed Rate 5.558	Floating Rate 0.00#	July 24, 2023	461,766
Bank of America N.A.***		5,987	Fixed Rate 4.797	Floating Rate 0.00#	October 7, 2023	147,048
Goldman Sachs International***		6,665	Fixed Rate 5.63	Floating Rate 0.00#	February 28, 2018	570,457
Goldman Sachs International***		2,994	Fixed Rate 4.79	Floating Rate 0.00#	October 7, 2023	72,777
Merrill Lynch Capital Services Inc. ***		2,315	Fixed Rate 5.00	Floating Rate 0.00#	April 15, 2018	134,965
Bank of America N.A.***		7,222	Floating Rate 0.00#	Fixed Rate 5.38	July 24, 2018	(513,701)
Bank of America N.A.***		4,783	Floating Rate 0.00#	Fixed Rate 4.80	October 7, 2018	(217,827)
Bank of America N.A.***		2,283	Floating Rate 0.00#	Fixed Rate 5.815	February 12, 2023	(134,400)
Bank of America N.A.***		2,445	Floating Rate 0.00#	Fixed Rate 5.47	April 14, 2023	(114,622)
Bank of America N.A.***		2,070	Floating Rate 0.00#	Fixed Rate 5.38	April 15, 2023	(90,707)
Goldman Sachs International***		2,392	Floating Rate 0.00#	Fixed Rate 4.80	October 7, 2018	(108,913)
Goldman Sachs International***		8,555	Floating Rate 0.00#	Fixed Rate 6.035	February 28, 2023	(567,197)
Merrill Lynch Capital Services Inc. ***		2,915	Floating Rate 0.00#	Fixed Rate 5.395	April 16, 2023	(129,222)
Bank of America N.A.***	EUR	3,242	Fixed Rate 4.415	Floating Rate 0.00ˆ	October 7, 2018	(9,795)
Bank of America N.A.***		4,066	Floating Rate 0.00ˆ	Fixed Rate 4.39	October 7, 2023	66,220
Deutsche Bank AG Frankfurt***		4,868	Fixed Rate 4.958	Floating Rate 0.00ˆ	July 24, 2018	125,532
Deutsche Bank AG Frankfurt***		6,100	Fixed Rate 5.268	Floating Rate 0.00ˆ	July 2, 2023	107,393
Deutsche Bank AG Frankfurt***		3,200	Fixed Rate 5.239	Floating Rate 0.00ˆ	July 9, 2023	52,650
Deutsche Bank AG Frankfurt***		2,910	Fixed Rate 5.24	Floating Rate 0.00ˆ	July 10, 2023	48,027
Deutsche Bank AG Frankfurt***		4,870	Floating Rate 0.00ˆ	Fixed Rate 4.934	July 1, 2018	(123,214)
Deutsche Bank AG Frankfurt***		2,550	Floating Rate 0.00ˆ	Fixed Rate 4.861	July 9, 2018	(54,656)
Deutsche Bank AG Frankfurt***		2,315	Floating Rate 0.00ˆ	Fixed Rate 4.86	July 10, 2018	(49,441)
Deutsche Bank AG Frankfurt***		6,105	Floating Rate 0.00ˆ	Fixed Rate 5.188	July 24, 2023	(88,408)

	Net Unrealized Depreciation					$(64,624)

EUR  Euro.

#	Floating rate based on USD-3 Month LIBOR.

ˆ	Floating rate based on EUR-6 Month EURIBOR.

***	Forward interest rate swap. Periodic payments on specified notional contract with future effective date, unless terminated earlier.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements

Statement of Assets and Liabilities
January 31, 2009

Assets:
Investments in securities, at value (cost $227,450,666)	$175,022,636
Investment in affiliate, at value (cost $11,027,380)	11,027,380
Unrealized appreciation on open swap contracts	2,180,512
Cash	88,495
Receivable for:
Investments sold	4,489,337
Interest	565,812
Dividends	258,418
Shares of beneficial interest sold	72,995
Dividends from affiliate	7,871
Periodic interest on open swap contracts	1,933
Prepaid expenses and other assets	32,081

Total Assets	193,747,470

Liabilities:
Unrealized depreciation on open swap contracts	2,202,103
Written options outstanding, at value (premium received $24,224)	14,381
Payable for:
Investments purchased	9,759,433
Swap contracts collateral due to brokers	4,190,000
Shares of beneficial interest redeemed	514,268
Distribution fee	112,135
Investment advisory fee	77,353
Transfer agent fee	39,662
Administration fee	12,668
Variation margin	3,700
Periodic interest on open swap contracts	778
Accrued expenses and other payables	113,300

Total Liabilities	17,039,781

Net Assets	$176,707,689

Composition of Net Assets:
Paid-in-capital	$251,480,684
Net unrealized depreciation	(52,489,363)
Accumulated undistributed net investment income	998,004
Accumulated net realized loss	(23,281,636)

Net Assets	$176,707,689

Class A Shares:
Net Assets	$69,353,766
Shares Outstanding (unlimited authorized, $.01 par value)	7,311,046
Net Asset Value Per Share	$9.49

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$10.00

Class B Shares:
Net Assets	$54,296,967
Shares Outstanding (unlimited authorized, $.01 par value)	5,716,621
Net Asset Value Per Share	$9.50

Class C Shares:
Net Assets	$52,920,294
Shares Outstanding (unlimited authorized, $.01 par value)	5,571,740
Net Asset Value Per Share	$9.50

Class I Shares: @@
Net Assets	$136,662
Shares Outstanding (unlimited authorized, $.01 par value)	14,425
Net Asset Value Per Share	$9.47

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Statement of Operations
For the year ended January 31, 2009

Net Investment Income:

Income
Interest	$4,069,701
Dividends (net of $118,415 foreign withholding tax)	4,839,635
Dividends from affiliate	298,445

Total Income	9,207,781

Expenses
Investment advisory fee	1,375,926
Distribution fee (Class A shares)	237,626
Distribution fee (Class B shares)	907,668
Distribution fee (Class C shares)	784,011
Transfer agent fees and expenses	337,528
Administration fee	211,681
Shareholder reports and notices	80,130
Professional fees	76,324
Registration fees	56,705
Custodian fees	54,510
Trustees’ fees and expenses	6,184
Other	48,784

Total Expenses	4,177,077
Less: expense offset	(892)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(13,862)

Net Expenses	4,162,323

Net Investment Income	5,045,458

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(26,084,813)
Futures contracts	(137,882)
Option contracts	50,561
Swap contracts	5,597,206
Foreign exchange transactions	(3,366)

Net Realized Loss	(20,578,294)

Change in Unrealized Appreciation/Depreciation on:
Investments	(62,382,618)
Futures contracts	(519,691)
Swap contracts	(2,987,815)
Option contracts	(10,779)

Net Change in Unrealized Appreciation/Depreciation	(65,900,903)

Net Loss	(86,479,197)

Net Decrease	$(81,433,739)

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JANUARY 31, 2009	JANUARY 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,045,458	$6,301,967
Net realized gain (loss)	(20,578,294)	35,724,681
Net change in unrealized appreciation/depreciation	(65,900,903)	(42,953,751)

Net Decrease	(81,433,739)	(927,103)

Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(2,636,621)	(2,865,762)
Class B shares	(1,786,930)	(2,419,414)
Class C shares	(1,557,010)	(1,753,500)
Class I shares@@	(11,869)	(39,533)
Net realized gain
Class A shares	(1,773,758)	(5,466,736)
Class B shares	(1,764,357)	(6,246,619)
Class C shares	(1,486,425)	(4,782,146)
Class I shares@@	(8,270)	(25,315)

Total Dividends and Distributions	(11,025,240)	(23,599,025)

Net decrease from transactions in shares of beneficial interest	(69,315,884)	(73,394,430)

Net Decrease	(161,774,863)	(97,920,558)
Net Assets:
Beginning of period	338,482,552	436,403,110

End of Period (Including accumulated undistributed net investment income of $998,004 and $964,069, respectively)	$176,707,689	$338,482,552

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009

1. Organization and Accounting Policies
Morgan Stanley Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is capital growth with reasonable current income. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

During the year ended January 31, 2009, the Fund assessed a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees has approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) credit default/interest rate swaps are marked-to-market daily based upon quotations from market

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

makers; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The price provided by a pricing service takes into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, forgoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in written options for the year ended January 31, 2009 were as follows:

	NUMBER OF
	CONTRACT	PREMIUM

Options written, outstanding at beginning of the period	—	—
Options written	340	$142,096
Options closed	(237)	(117,872)

Options written, outstanding at end of the period	103	$24,224

F. Swaps — The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivative and Certain Guarantees: An Amendment of FASB Statement No. 133 and

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

FASB Interpretation No. 45 (“FSP FAS 133-1” and “FIN 45-4”), effective December 31, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.

The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap.

The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended January 31, 2009, remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $21,198,691 at January 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended January 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

The Distributor has informed the Fund that for the year ended January 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $517, $182,143 and $3,771, respectively, and received $20,562 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class. For the year ended January 31, 2009, advisory fees paid were reduced by $13,862 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $298,445 for the year ended January 31, 2009. During the year ended January 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio – Institutional Class aggregated $115,354,444 and $121,114,846, respectively.

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities, excluding short-term investments, for the year ended January 31, 2009 aggregated $158,414,812 and $228,963,054, respectively. Included in the aforementioned are purchases and sales/prepayments/maturities of U.S. Government securities in the amount of $70,513,120 and $82,979,932, respectively. The Fund had purchases and a sale of $2,139 and $92,500, respectively, with other Morgan Stanley funds, including a realized gain of $7,515.

For the year ended January 31, 2009, the Fund incurred brokerage commissions of $1,392 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	JANUARY 31, 2009		JANUARY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	895,581	$10,524,475	403,287	$6,100,480
Conversion from Class B	248,091	3,099,433	1,058,842	15,913,904
Reinvestment of dividends & distributions	352,613	4,295,287	475,537	6,895,607
Redeemed	(2,495,647)	(29,739,132)	(2,031,934)	(30,548,427)

Net decrease – Class A	(999,362)	(11,819,937)	(94,268)	(1,638,436)

CLASS B SHARES
Sold	285,153	3,584,727	423,406	6,372,359
Conversion to Class A	(247,853)	(3,099,433)	(1,058,215)	(15,913,904)
Reinvestment of dividends	278,392	3,427,319	485,643	7,033,796
Redeemed	(3,556,143)	(42,492,441)	(3,348,307)	(50,349,624)

Net decrease – Class B	(3,240,451)	(38,579,828)	(3,497,473)	(52,857,373)

CLASS C SHARES
Sold	145,830	1,708,340	247,524	3,751,403
Reinvestment of dividends	244,229	2,995,721	394,785	5,713,176
Redeemed	(1,979,669)	(23,410,723)	(1,769,134)	(26,647,806)

Net decrease – Class C	(1,589,610)	(18,706,662)	(1,126,825)	(17,183,227)

CLASS I SHARES @@
Sold	9,277	118,058	11,888	182,713
Reinvestment of dividends	1,577	19,460	2,915	43,209
Redeemed	(31,260)	(346,975)	(126,497)	(1,941,316)

Net decrease – Class I	(20,406)	(209,457)	(111,694)	(1,715,394)

Net decrease in Fund	(5,849,829)	$(69,315,884)	(4,830,260)	$(73,394,430)

@@ Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may purchase and sell interest rate, swap and Eurodollar futures to facilitate trading; increase or decrease Fund’s market exposure, seek higher investment returns, or to protect against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

For hedging and investment purposes, the Fund may also engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market of the securities held by the Fund, the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

These futures and option contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risk also may arise from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities are not backed by sub-prime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JANUARY 31, 2009	JANUARY 31, 2008
Ordinary income	$5,992,430	$7,078,209
Long- term capital gains	5,032,810	16,520,816

Total distributions	$11,025,240	$23,599,025

As of January 31, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$1,141,400
Undistributed long-term gains	—

Net accumulated earnings	1,141,400
Capital loss carryforward	(12,107,829)
Post-October losses	(10,466,001)
Temporary differences	(228)
Net unrealized depreciation	(53,340,337)

Total accumulated losses	$(74,772,995)

As of January 31, 2009, the Fund had a net capital loss carryforward of $12,107,829, to offset future capital gains to the extent provided by regulations, which will expire on January 31, 2017.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

As of January 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), mark-to-market of open futures and options contracts, capital loss deferrals on wash sales and book amortization of premiums on debt securities.

Permanent differences, primarily due to losses on paydowns, gains on swaps and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at January 31, 2009:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID IN -CAPITAL
$980,907	$(980,907)	—

9. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective February 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2009 continued

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT JANUARY 31, 2009 USING
		QUOTED PRICE IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investment in securities	$186,000,447	$119,019,058	$66,805,348	$176,041
Other Financial Instruments*	(35,988)	(14,397)	(21,591)	—

Total	$185,964,459	$119,004,661	$66,783,757	$176,041

*	Other financial instruments include futures, options and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Beginning Balance	—
Net purchases (sales)	—
Transfers in and/or out	$179,509
Change in unrealized appreciation/depreciation	(3,468)
Realized gains (losses)	—
Ending Balance	$176,041

Net change in unrealized appreciation/depreciation from investments still held as of January 31, 2009	$(3,468)

10. Accounting Pronouncement
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Fund’s financial statements has not yet been determined.

Morgan Stanley Balanced Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JANUARY 31,
	2009	2008	2007	2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.83	$14.89	$14.57	$13.76	$12.98

Income (loss) from investment operations:
Net investment income(1)	0.29	0.32	0.30	0.24	0.21
Net realized and unrealized gain (loss)	(4.06)	(0.35)	1.20	1.21	0.79

Total income (loss) from investment operations	(3.77)	(0.03)	1.50	1.45	1.00

Less dividends and distributions from:
Net investment income	(0.34)	(0.35)	(0.29)	(0.27)	(0.22)
Net realized gain	(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.57)	(1.03)	(1.18)	(0.64)	(0.22)

Net asset value, end of period	$9.49	$13.83	$14.89	$14.57	$13.76

Total Return(2)	(28.15)%	(0.42)%	10.54%	10.99%	7.80%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.09%(4)	1.04%(4)	1.14%	1.13%	1.13%
Net investment income	2.39%(4)	2.10%(4)	2.06%	1.70%	1.61%
Supplemental Data:
Net assets, end of period, in thousands	$69,354	$114,929	$125,180	$33,217	$7,017
Portfolio turnover rate	62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of 0.01% for the year ended January 31, 2009 and an effect of less than 0.005% for the year ended January 31, 2008.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2009	2008	2007	2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.84	$14.90	$14.56	$13.75	$12.97

Income (loss) from investment operations:
Net investment income(1)	0.20	0.20	0.19	0.14	0.11
Net realized and unrealized gain (loss)	(4.07)	(0.35)	1.22	1.20	0.79

Total income (loss) from investment operations	(3.87)	(0.15)	1.41	1.34	0.90

Less dividends and distributions from:
Net investment income	(0.24)	(0.23)	(0.18)	(0.16)	(0.12)
Net realized gain	(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.47)	(0.91)	(1.07)	(0.53)	(0.12)

Net asset value, end of period	$9.50	$13.84	$14.90	$14.56	$13.75

Total Return(2)	(28.71)%	(1.20)%	9.80%	10.12%	6.99%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.84%(4)	1.79%(4)	1.89%	1.89%	1.89%
Net investment income	1.64%(4)	1.35%(4)	1.31%	0.94%	0.85%
Supplemental Data:
Net assets, end of period, in thousands	$54,297	$123,951	$185,534	$84,568	$110,875
Portfolio turnover rate	62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of 0.01% for the year ended January 31, 2009 and an effect of less than 0.005% for the year ended January 31, 2008.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2009	2008	2007	2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.84	$14.90	$14.57	$13.76	$12.98

Income (loss) from investment operations:
Net investment income(1)	0.20	0.20	0.19	0.14	0.11
Net realized and unrealized gain (loss)	(4.07)	(0.34)	1.21	1.20	0.79

Total income (loss) from investment operations	(3.87)	(0.14)	1.40	1.34	0.90

Less dividends and distributions from:
Net investment income	(0.24)	(0.24)	(0.18)	(0.16)	(0.12)
Net realized gain	(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.47)	(0.92)	(1.07)	(0.53)	(0.12)

Net asset value, end of period	$ 9.50	$13.84	$14.90	$14.57	$13.76

Total Return(2)	(28.70)%	(1.19)%	9.75%	10.15%	6.98%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.84%(4)	1.79%(4)	1.89%	1.89%	1.87%
Net investment income	1.64%(4)	1.35%(4)	1.31%	0.94%	0.87%
Supplemental Data:
Net assets, end of period, in thousands	$52,920	$99,121	$123,508	$81,339	$81,606
Portfolio turnover rate	62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of 0.01% for the year ended January 31, 2009 and an effect of less than 0.005% for the year ended January 31, 2008.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2009	2008	2007	2006	2005
Class I Shares @@
Selected Per Share Data:
Net asset value, beginning of period	$13.82	$14.89	$14.56	$13.76	$12.97

Income (loss) from investment operations:
Net investment income(1)	0.33	0.36	0.34	0.28	0.24
Net realized and unrealized gain (loss)	(4.08)	(0.36)	1.21	1.19	0.80

Total income (loss) from investment operations	(3.75)	0.00	1.55	1.47	1.04

Less dividends and distributions from:
Net investment income	(0.37)	(0.39)	(0.33)	(0.30)	(0.25)
Net realized gain	(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.60)	(1.07)	(1.22)	(0.67)	(0.25)

Net asset value, end of period	$9.47	$13.82	$14.89	$14.56	$13.76

Total Return(2)	(28.06)%	(0.23)%	10.89%	11.17%	8.14%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.84%(4)	0.79%(4)	0.89%	0.89%	0.89%
Net investment income	2.64%(4)	2.35%(4)	2.31%	1.94%	1.85%
Supplemental Data:
Net assets, end of period, in thousands	$137	$481	$2,181	$909	$1,083
Portfolio turnover rate	62%	64%	56%	52%	64%

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the period. The rebate had an effect of 0.01% for the year ended January 31, 2009 and an effect of less than 0.005% for the year ended January 31, 2008.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Fund (the “Fund”), including the portfolio of investments, as of January 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
March 27, 2009

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time your return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

Interested Trustee:
Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended January 31, 2009. For corporate shareholders, 68.21% of the dividends qualified for the dividends received deduction. The Fund designated and paid $5,032,810 as a long-term capital gain distribution. 4.85% of the Fund’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

For federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended January 31, 2009. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $4,618,652, as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Balanced Fund

Annual Report
January 31, 2009

BGRANN
IU09-01219P-Y01/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

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Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant			Covered Entities(1)
Audit Fees		$47,900			N/A

Non-Audit Fees
Audit-Related Fees		$6,001	(2)		$6,418,000	(2)
Tax Fees		$—	(3)		$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,001			$7,299,000

Total		$53,901			$7,299,000
2008

	Registrant			Covered Entities(1)
Audit Fees		$27,650		N/A

Non-Audit Fees
Audit-Related Fees		$4,940	(2)	$6,164,000	(2)
Tax Fees		$—	(3)	$1,002,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$4,940		$7,166,000

Total		$32,590		$7,166,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f)	Not applicable.

(g)	See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b)	Not applicable.
Item 6. Schedule of Investments
(a)	Refer to Item 1.

(b)	Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Applicable only to reports filed by closed-end funds.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable only to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Balanced Fund
/s/ Randy Takian
Randy Takian
Principal Executive Officer
March 19, 2009
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
March 19, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 19, 2009

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